UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)			March 4, 2009

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)
Maryland			1-8529	52-1200960

(State or Other Jurisdiction of Incorporation)			(Commission File No.)	(IRS Employer Identification No.)
100 Light Street, Baltimore, Maryland				21202

(Address of principal executive offices)				(Zip Code)
Registrant's telephone number, including area code:			(410) 539-0000

Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02		Termination of a Material Definitive Agreement.

(a)

On March 4, 2009, Legg Mason, Inc. (the "Company") agreed to purchase at amortized cost from money market funds managed by its subsidiary (the "Funds") the $467 million par amount of securities held by such Funds issued by Issuer Entity LLC (successor to Ottimo Fund Ltd.), the $467 million par amount of securities held by such Funds issued by Gryphon Funding Ltd./Cheyne Finance, LLC and the $75 million par amount of securities held by such Funds issued by Orion Financial USA LLC (together, the "Securities"). The Company immediately sold the Securities to third parties. At settlement, the Agreement dated March 4, 2008, as amended, between the Company and Liquid Reserves Portfolio, a Series of Master Portfolio Trust ("LRP") and a related letter of credit issued under the 5-Year Revolving Credit Agreement dated as of October 14, 2005, as amended; the Capital Support Agreement, dated March 31, 2008, as amended, between the Company, LM Capital Support III, LLC and LRP; the Capital Support Agreement, dated March 31, 2008, as amended, between the Company, LM Capital Support IV, LLC and LRP; the Capital Support Agreement dated June 30, 2008, as amended, between the Company, LM Capital Support V, LLC ("LMCSV") and Western Asset Money Market Fund, a series of Legg Mason Partners Money Market Trust ("WAMMF"); the Capital Support Agreement dated June 30, 2008, as amended, between the Company, LMCSV and WAMMF; the Capital Support Agreement dated September 18, 2008, as amended, between the Company, LM Capital Company, LLC ("LMCC") and Western Asset Institutional Money Market Fund, a series of Legg Mason Partners Institutional Trust ("WAIMMF"); the Capital Support Agreement dated December 1, 2008, between the Company, LMCC and LRP; and the Amended and Restated Capital Support Agreement dated December 1, 2008 between the Company, LMCSV and Legg Mason Global Funds plc (together, the "Support Agreements") will terminate in accordance with their terms. Pursuant to the Support Agreements, the Company and certain of its subsidiaries were required to make up to $715 million in aggregate capital contributions to the Funds in certain circumstances upon the Funds realizing a loss on the disposition or restructuring of their investments in the Securities. As a result of the termination of the Support Agreements, $565 million of collateral securing the obligations of the Company and its subsidiaries under the Support Agreements will be released.

In addition, on March 4, 2009 the Company agreed to purchase at 95% of par value plus accrued interest from Barclays Bank, PLC (the "Bank") all securities issued by Whistlejacket Capital Ltd./White Pine Finance LLC, a structured investment vehicle, held by the Bank pursuant to a total return swap arrangement between the Company and the Bank (the "TRS Securities"). The Company immediately sold the TRS Securities to a third party. At settlement, the Amended and Restated Total Return Swap Transactions Agreement dated November 20, 2008 between the Company and the Bank (the "TRS") will terminate in accordance with its terms. Pursuant to the TRS, $209 million of collateral securing the obligations of the Company under the TRS will be released.

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Item 8.01		Other Events.

In addition to the purchase and sale of the Securities and the TRS Securities discussed above, the Funds sold all other securities issued by structured investment vehicles that they held (the "Other Securities") to third parties. In connection with the sale of the Other Securities, the Company contributed to the Funds an aggregate of approximately $185 million in loss recovery payments to compensate the Funds for a portion of the losses incurred by the Funds in the sale of the Other Securities. The Company also sold $57 million of par amount in securities issued by structured investment vehicles that it held.

As a result of the purchase and subsequent sale of the Securities and the TRS Securities, the loss recovery payments contributed to the Funds and the sale of the Company's securities (together, the "Transactions"), the Company will incur an aggregate charge to its earnings of $546 million, $330 million (or $2.33 per diluted share) net of adjustments to operating expenses and taxes, in the quarter ending March 31, 2009. Attached hereto as Exhibit 99 and incorporated herein by reference is a press release discussing the Transactions and summarizing the Company's estimated charge to its results to date during the quarter ending March 31, 2009 resulting from all of the Company's liquidity fund support arrangements, including the Transactions.

Item 9.01		Financial Statements and Exhibits.

	(d)	Exhibits

		Exhibit No.	Subject Matter

10.1

5-Year Revolving Credit Agreement, dated as of October 14, 2005, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on October 14, 2005)

10.2

Amendment No. 1 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on January 3, 2008)

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10.3

Amendment No. 2 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on January 3, 2008)

10.4

Amendment No. 3 to the 5-Year Revolving Credit Agreement, dated as of April 9, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on May 6, 2008)

10.5

Amendment No. 4 to the 5-Year Revolving Credit Agreement, dated as of May 7, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on May 6, 2008)

10.6

Amendment No. 5 to the 5-Year Revolving Credit Agreement, dated as of November 21, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.7

Agreement dated March 4, 2008 between Legg Mason, Inc. and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust (incorporated by reference to the Company's Current Report on Form 8-K for the event on March 4, 2008)

10.8

Capital Support Agreement, dated March 31, 2008, between Legg Mason, Inc., LM Capital Support III, LLC and Liquid Reserves Portfolio, a series of Master Portfolio Trust (incorporated by reference to Legg Mason's Current Report on Form 8-K for the event on March 31, 2008)

10.9

Capital Support Agreement, dated March 31, 2008, between Legg Mason, Inc., LM Capital Support IV, LLC and Liquid Reserves Portfolio, a series of Master Portfolio Trust (incorporated by reference to Legg Mason's Current Report on Form 8-K for the event on March 31, 2008)

10.10

Master Amendment No. 1 to Capital Support Agreements, dated September 18, 2008, between Legg Mason, Inc., LM Capital Company, LLC, LM Capital Support I, LLC, LM Capital Support II, LLC, LM Capital Support III, LLC, LM Capital Support IV, LLC and Liquid Reserves Portfolio, a series of Master Portfolio Trust (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2008)

10.11

Master Amendment No. 2 to Capital Support Agreements, dated December 1, 2008, between Legg Mason, Inc., LM Capital Company, LLC, LM Capital Support I, LLC, LM Capital Support II, LLC, LM Capital Support III, LLC, LM Capital Support IV, LLC and Liquid Reserves Portfolio, a series of Master Portfolio Trust (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

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10.12

$55 million Capital Support Agreement dated June 30, 2008 among Legg Mason, Inc., LM Capital Support V, LLC and Western Asset Money Market Fund, a series of Legg Mason Partners Money Market Trust (incorporated by reference to the Company's Current Report on Form 8-K for the event on June 30, 2008)

10.13

$20 million Capital Support Agreement dated June 30, 2008 among Legg Mason, Inc., LM Capital Support V, LLC and Western Asset Money Market Fund, a series of Legg Mason Partners Money Market Trust (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.14

Master Amendment No. 1 to Capital Support Agreements, dated December 1, 2008, between Legg Mason, Inc., LM Capital Support V, LLC and Western Asset Money Market Fund, a series of Legg Mason Partners Money Market Trust (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.15

$20 million Capital Support Agreement dated September 18, 2008 among Legg Mason, Inc., LM Capital Company, LLC and Western Asset Institutional Money Market Fund, a series of Legg Mason Partners Institutional Trust (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.16

Master Amendment No. 1 to Capital Support Agreements, dated December 1, 2008 between Legg Mason, Inc., LM Capital Company, LLC, LM Capital Support V, LLC and Western Asset Institutional Money Market Fund, a series of Legg Mason Partners Institutional Trust, filed herewith (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.17

$135 million Capital Support Agreement dated December 1, 2008, among Legg Mason, Inc., LM Capital Company, LLC and Liquid Reserves Portfolio, a series of Master Portfolio Trust (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.18

Amended and Restated $25 million Capital Support Agreement dated December 1, 2008 among Legg Mason, Inc., LM Capital Support V, LLC and Legg Mason Global Funds plc (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.19

Amended and Restated Total Return Swap Transactions Agreement dated November 20, 2008 between Legg Mason, Inc. and Barclays Bank, PLC (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

		99	Press Release of Legg Mason, Inc. dated March 5, 2009, filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: March 5, 2009	By:	/s/ Thomas P. Lemke

Thomas P. Lemke
Senior Vice President and General Counsel

LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

10.1

5-Year Revolving Credit Agreement, dated as of October 14, 2005, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on October 14, 2005)

10.2

Amendment No. 1 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on January 3, 2008)

10.3

Amendment No. 2 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on January 3, 2008)

10.4

Amendment No. 3 to the 5-Year Revolving Credit Agreement, dated as of April 9, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on May 6, 2008)

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10.5

Amendment No. 4 to the 5-Year Revolving Credit Agreement, dated as of May 7, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on May 6, 2008)

10.6

Amendment No. 5 to the 5-Year Revolving Credit Agreement, dated as of November 21, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.7

Agreement dated March 4, 2008 between Legg Mason, Inc. and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust (incorporated by reference to the Company's Current Report on Form 8-K for the event on March 4, 2008)

10.8

Capital Support Agreement, dated March 31, 2008, between Legg Mason, Inc., LM Capital Support III, LLC and Liquid Reserves Portfolio, a series of Master Portfolio Trust (incorporated by reference to Legg Mason's Current Report on Form 8-K for the event on March 31, 2008)

10.9

Capital Support Agreement, dated March 31, 2008, between Legg Mason, Inc., LM Capital Support IV, LLC and Liquid Reserves Portfolio, a series of Master Portfolio Trust (incorporated by reference to Legg Mason's Current Report on Form 8-K for the event on March 31, 2008)

10.10

Master Amendment No. 1 to Capital Support Agreements, dated September 18, 2008, between Legg Mason, Inc., LM Capital Company, LLC, LM Capital Support I, LLC, LM Capital Support II, LLC, LM Capital Support III, LLC, LM Capital Support IV, LLC and Liquid Reserves Portfolio, a series of Master Portfolio Trust (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2008)

10.11

Master Amendment No. 2 to Capital Support Agreements, dated December 1, 2008, between Legg Mason, Inc., LM Capital Company, LLC, LM Capital Support I, LLC, LM Capital Support II, LLC, LM Capital Support III, LLC, LM Capital Support IV, LLC and Liquid Reserves Portfolio, a series of Master Portfolio Trust (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.12

$55 million Capital Support Agreement dated June 30, 2008 among Legg Mason, Inc., LM Capital Support V, LLC and Western Asset Money Market Fund, a series of Legg Mason Partners Money Market Trust (incorporated by reference to the Company's Current Report on Form 8-K for the event on June 30, 2008)

10.13

$20 million Capital Support Agreement dated June 30, 2008 among Legg Mason, Inc., LM Capital Support V, LLC and Western Asset Money Market Fund, a series of Legg Mason Partners Money Market Trust (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

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10.14

Master Amendment No. 1 to Capital Support Agreements, dated December 1, 2008, between Legg Mason, Inc., LM Capital Support V, LLC and Western Asset Money Market Fund, a series of Legg Mason Partners Money Market Trust (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.15

$20 million Capital Support Agreement dated September 18, 2008 among Legg Mason, Inc., LM Capital Company, LLC and Western Asset Institutional Money Market Fund, a series of Legg Mason Partners Institutional Trust (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.16

Master Amendment No. 1 to Capital Support Agreements, dated December 1, 2008 between Legg Mason, Inc., LM Capital Company, LLC, LM Capital Support V, LLC and Western Asset Institutional Money Market Fund, a series of Legg Mason Partners Institutional Trust, filed herewith (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.17

$135 million Capital Support Agreement dated December 1, 2008, among Legg Mason, Inc., LM Capital Company, LLC and Liquid Reserves Portfolio, a series of Master Portfolio Trust (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.18

Amended and Restated $25 million Capital Support Agreement dated December 1, 2008 among Legg Mason, Inc., LM Capital Support V, LLC and Legg Mason Global Funds plc (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

10.19

Amended and Restated Total Return Swap Transactions Agreement dated November 20, 2008 between Legg Mason, Inc. and Barclays Bank, PLC (incorporated by reference to the Company's Current Report on Form 8-K for the event on November 21, 2008)

99	Press Release of Legg Mason, Inc. dated March 5, 2009, filed herewith

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